UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 19, 2009

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The following descriptions of the amendments of the By-laws of Consolidated Edison, Inc. (“Con Edison”) and the Emergency By-laws of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and the adoption of Con Edison’s Emergency By-laws are qualified in their entirety by reference to the By-laws (which include the Emergency By-laws) of Con Edison and Con Edison of New York, copies of which are included as Exhibits 3.1.3 and 3.2.2 to this report and are incorporated in this Item 5.03 by reference.

Majority Voting

On February 19, 2009, Con Edison’s Board of Directors amended Con Edison’s By-laws, effective February 19, 2009, to provide that each member of Con Edison’s Board of Directors shall be elected (i) in uncontested elections, by the affirmative vote of a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election and (ii) in contested elections, by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. Prior to the amendment of Con Edison’s By-laws, as provided under New York law when not otherwise required by a company’s certificate of incorporation or by-laws, members of Con Edison’s Board of Directors were to be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election, whether or not the election was contested.

On February 19, 2009, Con Edison’s Board of Directors also amended Con Edison’s Corporate Governance Guidelines to provide that, in an uncontested election, any director who is not elected by a majority of the votes cast is expected to tender his or her resignation and the Board of Directors is to decide whether or not to accept the tendered resignation and thereafter publicly disclose its decision.

Emergency By-laws

On February 19, 2009, Con Edison of New York’s Board of Trustees amended Con Edison of New York’s Emergency By-laws, effective February 19, 2009, to provide that the Emergency By-laws shall also be effective in the event of an attack, major disaster, catastrophe, or national or local emergency, during which a quorum of the entire Board of Trustees is unavailable to act in a meeting of the Board of Trustees called in the manner provided in Con Edison of New York’s By-laws. Prior to the amendment, Con Edison of New York’s Emergency By-laws could only be effective if declared effective by the Defense Council of New York (as constituted under the New York State Defense Emergency Act) in the event of attack. The Board of Trustees also amended Con Edison of New York’s Emergency By-laws to provide the process (seniority by title and within title, by tenure) by which Con Edison of New York officers would be selected to fill Board vacancies during the period in which the Emergency By-laws are effective.

On February 19, 2009, Con Edison’s Board of Directors adopted Emergency By-laws, effective February 19, 2009, substantially the same as Con Edison of New York’s amended Emergency By-laws. Prior to the adoption, Con Edison did not have Emergency By-laws.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1.1	Con Edison By-law Amendment – Majority Voting

Exhibit 3.1.2	Con Edison By-law Amendment – Emergency By-laws

Exhibit 3.1.3	Con Edison By-laws, effective February 19, 2009

Exhibit 3.2.1	Con Edison of New York By-law Amendment – Emergency By-laws

Exhibit 3.2.2	Con Edison of New York By-laws, effective November 20, 2008 (and February 19, 2009 with respect to the Emergency By-laws included therein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Carole Sobin
Carole Sobin
Secretary

Date: February 20, 2009